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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 19, 2002

                              Open Text Corporation
        ---------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

            Ontario                      0-27544                98-0154400
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)

                  185 Columbia Street West, Waterloo, Ontario,
                                  Canada N2L5Z5
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (519) 888-7111
            --------------------------------------------------------
               Registrant's telephone number, including area code

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Item 5:  Other Events
---------------------

         September 19, 2002, Open Text Corporation ("Open Text") issued a press release (the "Press Release"), a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

Item 7: Financial Statements and Exhibits
-----------------------------------------

(c) Exhibits

Exhibit No.                                  Description
-----------                                  -----------
   99.1                Press Release issued by Open Text on September 19, 2002.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   OPEN TEXT CORPORATION



October 4, 2002                                    By:  /s/ P. Thomas Jenkins
                                                        ----------------------
                                                        P. Thomas Jenkins
                                                        Chief Executive Officer

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                                  Exhibit Index
                                  -------------

Exhibit No.                        Description
-----------                        -----------
   99.1                Press Release issued by Open Text on September 19, 2002.